Exhibit 99.1

DASEKE INC.
CHARTER OF THE NOMINATING & GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS
(Adopted as of February 27, 2017)

The Board of Directors (the “Board”) of Daseke Inc. (the “Company”) has established the Nominating & Governance Committee of the Board (the “Committee”) with authority, responsibility and specific duties as described in this Nominating & Governance Committee Charter (this “Charter”).

I.                                        Purposes

The purposes of the Committee are to:

A.                                    Advise the Board and make recommendations regarding appropriate corporate governance practices and assist the Board in implementing those practices;

B.                                    Assist the Board by identifying individuals qualified to become members of the Board, consistent with the criteria approved of by the Board, and recommending director nominees to the Board for election at the annual meetings of stockholders or for appointment to fill vacancies on the Board;

C.                                    Advise the Board about the appropriate composition of the Board and its committees;

D.                                    Lead the Board in the annual performance evaluation of the Board and its committees, and of management; and

E.                                     Perform such other functions as the Board may assign to the Committee from time to time.

II.                                   Membership

The Committee must consist of not less than three members of the Board.  Each member of the Committee must be “independent” as defined by the listing requirements of The NASDAQ Stock Market LLC (the “NASDAQ”).  Notwithstanding the foregoing membership requirements, no action of the Committee will be invalid by reason of any such requirement not being met at the time such action is taken.

The members of the Committee and its Chairman will be selected annually by the Board and will serve at the pleasure of the Board.  Any vacancy on the Committee will be filled by, and any member of the Committee may be removed by, an affirmative vote of a majority of the Board.  If a Chairman is not designated by the Board or present at a meeting, the Committee may designate a Chairman by majority vote of the Committee members then in office.

III.                              Authority and Responsibilities

The Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Committee.  Without limiting the generality of the preceding statements, the Committee has the authority, and is entrusted with the responsibility, to take the following actions:

A.                                    Authority

The Committee has the authority to:

1.                                      Conduct or authorize investigations into any matter within the scope of the responsibilities delegated to the Committee as it deems appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

2.                                      Retain and determine funding for independent legal counsel and other experts and advisors, including the sole authority to retain, approve the fees payable to, amend the engagement with, and terminate any search firm to assist the Committee in identifying director candidates, as it deems necessary or appropriate to fulfill its responsibilities.  The Committee may also utilize the services of the Company’s regular outside legal counsel or other advisors to the Company.  The Company must provide for appropriate funding, as determined by the Committee, for payment of (a) compensation to any advisors employed by the Committee; and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3.                                      Delegate to its Chairman, any one of its members or any subcommittee it may form, the responsibility and authority for any particular matter, as it deems appropriate from time to time under the circumstances.  However, subcommittees do not have the authority to engage independent legal counsel and other experts and advisors unless expressly granted such authority by the Committee.  Each subcommittee will keep minutes and regularly report to the Committee.

B.                                    Responsibilities

The Committee has the following responsibilities:

Corporate Governance

1.                                      The Committee will prepare and recommend to the Board for adoption appropriate corporate governance guidelines and consider any other corporate governance issues that arise from time to time and develop appropriate recommendations for the Board.

2.                                      Each year, the Committee will review and reassess the adequacy of the Company’s corporate governance guidelines and recommend any proposed changes to the Board for approval.

Director Nominations

Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Committee will perform the following actions:

3.                                      Identify individuals qualified to become Board members and recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, and the persons to be elected by the Board to fill any vacancies on the Board.

Director Independence

Each year, the Committee will:

4.                                      Review the relationships between the Company and each director and report the results of its review to the Board, which will then determine which directors satisfy the applicable independence standards; and

5.                                      Determine whether or not each director serving on a Board committee is independent, disinterested, a non-employee director or an outside director under the standards applicable to the committees on which such director is serving or may serve and report the results of its review to the Board, which will then determine which directors qualify as an independent, disinterested, non-employee or outside director under applicable standards.

Committee, Board and Management Performance Evaluations

Each year, the Committee will:

6.                                      Request that the Chairman of each Board committee report to the full Board about the committee’s annual evaluation of its performance and evaluation of its charter following the end of each fiscal year; and

7.                                      Receive comments from all directors and report to the full Board with an assessment of the performance of the Board, the Board’s committees and management following the end of each fiscal year.

Other Powers and Responsibilities

When the Committee deems it appropriate, the Committee will:

8.                                      Develop and evaluate a general education and orientation program for directors, and present a report to the Board and make appropriate recommendations for final Board action regarding this program;

9.                                      The chair of the Committee will preside over the meetings of the independent directors in executive session; and

10.                               Review and recommend to the Board proposed changes to the Company’s Certificate of Incorporation and Bylaws.

IV.                               Procedures

A.                                    Meetings.  The Committee will meet at the call of its Chairman, two or more members of the Committee or the Chairman of the Board.  The Committee will meet as frequently as circumstances dictate.  Meetings of the Committee may be in person, by conference call or by unanimous written consent, in accordance with the Company’s Bylaws.  Meetings of the Committee will be held at such time and place, and upon such notice, as its Chairman may from time to time determine. The Committee will keep such records of its meetings as it deems appropriate.

Meetings may, at the discretion of the Committee, include other directors, members of the Company’s management, independent advisors and consultants or any other persons whose presence the Committee believes to be necessary or appropriate.  Those in attendance may observe meetings of the Committee, but may not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event are not entitled to vote.  Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any director that is not a member of the Committee.

B.                                    Quorum and Approval.  A majority of the Committee’s members will constitute a quorum.  The Committee will act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.  The Committee may also act by unanimous written consent in lieu of a meeting.

C.                                    Rules.  The Committee may determine additional rules and procedures, including designation of a Chair pro tempore in the absence of its Chairman and designation of a secretary of the Committee at any meeting thereof.

D.                                    Reports.  The Committee will maintain minutes of its meetings and make regular oral or written reports to the Board, directly or through its Chairman, of its actions and any recommendations to the Board.

E.                                     Review of Charter.  Each year, the Committee will review the need for changes in this Charter and recommend any proposed changes to the Board for approval.

F.                                      Performance Review.  Each year, the Committee will review and evaluate its own performance and will submit itself to a review and evaluation by the Board.

G.                                    Fees; Reimbursement of Expenses.  Each member of the Committee as well as the Chairman will be paid the fee set by the Board for his or her services as a member or Chairman, as the case may be, of the Committee.  Subject to the Company’s Corporate Governance Guidelines and other policies, Committee members, including the Chairman, will be reimbursed by the Company for all reasonable expenses incurred in connection with their duties as Committee members.

V.                                    Posting Requirement

The Company will make this Charter available on or through the Company’s website as required by applicable rules and regulations.  In addition, the Company will disclose in its proxy statement for its annual meeting of stockholders or in its Annual Report on Form 10-K, as applicable, that a copy of this Charter is available on the Company’s website and provide the website address.

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While the Committee members have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the Committee members, except to the extent otherwise provided under applicable federal or state law.  Further, nothing in this Charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by Committee members on reports or other information provided by others.